HELOISA DO LAGO ALVES PEQUENO
TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Idioma: Inglês
Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

I hereby certify for all due purposes that on this date, a document drawn up in Portuguese was submitted to me, the contents of which I translate into English, to the best of my knowledge and ability, as follows: -.-

[Letterhead Via Varejo]

LOAN AGREEMENT

VIA VAREJO S.A., a business corporation with headquarters at Rua Samuel Klein, nº 83, Centro, CEP 09510-125, City of São Caetano do Sul, State of São Paulo, holder of Corporate Taxpayer ID (CNPJ) # 33.041.260/0652-90, herein represented according to its Articles of Incorporation and hereinafter referred to as "LENDER"; and

AIRFOX SERVIÇOS E INTERMEDIAÇÕES LTDA., a limited company with headquarters at Rua Butantã, 194, 4º Andar, Pinheiros, CEP 05424-000, City of São Paulo, State of São Paulo, holder of Corporate Taxpayer ID (CNPJ) # 30.723.871/0001-02, herein represented according to its Articles of Association and hereinafter referred to as "BORROWER".

The Parties named above hereby execute this agreement pursuant to sections 586 – 592 in the Brazilian Civil Code, under the following terms and conditions:

1. LOAN

1.1. LENDER hereby lends to BORROWER and BORROWER hereby borrows from LENDER the aggregate amount of BRL 10,000,000 (ten million REAIS) to mature 181 days after the date this agreement is executed (the "Loan Maturity Date").

1.2. The loan is to be issued by delivering the aforesaid amount to BORROWER in a single installment, to be wired on October 31, 2019 to the banking account held by BORROWER with Banco Santander S/A, Bank # 033, Branch # 4263, Account # 13004354-1.

2. LOAN REPAYMENT

2.1. The Parties hereby accept and agree that the gross value of the Loan is BRL 10,038.000 (ten million, thirty-eight thousand reais), out of which BRL 10,000,000 (ten million reais) is the principal amount and BRL 38,000 (thirty-eight thousand reais) is the amount of IOF (Portuguese acronym standing for 'Financial Operation Tax') levied thereon.

2.2. Without prejudice to any other clauses of this Agreement, the Parties hereby accept and agree that the loan repayment from BORROWER to LENDER shall be necessarily accelerated to at most 2 (two) business days as of the date BORROWER receives the incentive prepayment to be made by Mastercard under the Strategic Alliance & Incentive Program Agreement executed by the Parties, wherein LENDER appears as the guarantor of BORROWER.

HELOISA DO L.A. PEQUENO Matr. JUCESP 1001 Tradutora Pública e Intérprete Coml.

Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

2.3. The Parties further accept and agree that on the Loan Maturity Date the BORROWER commits and undertakes to pay the outstanding balance to the LENDER through deposit to the banking account held by the LENDER with Banco Itaú, Branch # 0018, Account # 51133-7.

2.4. The outstanding balance comprises the principal amount added by interests at 115% (one hundred and fifteen percent) on the basis of CDI (Portuguese acronym for 'Interbank Deposit Certificate') filed before CETIP (Portuguese acronym for 'Center of Custody and Financial Settlement of Securities') (the "Outstanding Balance").

2.5. Any failure to pay the liability undertaken herein on the Maturity Date shall subject BORROWER to the payment of the principal amount updated with money value adjustment for inflation at IGPM/FGV (Portuguese acronym standing for 'General Market Price Index by Getulio Vargas Foundation') added by: (i) contract interest as provided for in the preceding clause; (ii) delay interest at 1% (one percent) per month; and (iii) a 2% (two percent) fine; all of them calculated on the debt amount.

2.6. LENDER hereby undertakes to disburse on a monthly basis the IOF accruing on this Agreement, with the corresponding amount being transferred to BORROWER, and BORROWER hereby undertakes to pay the IOF and other taxes possibly accruing on the transaction hereunder, reimbursing LENDER for any and all expenses arising out of this Agreement.

2.7. BORROWER may accelerate the payment of all its main and accessory liabilities undertaken herein; to do that, it must express its intention to LENDER at least 5 (five) business days before the scheduled payment date, when LENDER shall notify BORROWER of the Outstanding Balance and such Outstanding Balance will then be enforceable and executable.

3. LOAN GUARANTEE

3.1. To guarantee the payment of the Outstanding Balance, BORROWER provides LENDER on the date hereof with a promissory note payable on demand, which may, in case of early or regular termination of this Agreement, be enforced by LENDER and, if not paid, may be protested against the issuer or any joint guarantor, either for its total value or for the value corresponding to the Outstanding Balance actually existing, without prejudice to any other contractual provisions or guarantees.

4. ACCELERATED MATURITY

4.1. Regardless of judicial notice or extrajudicial communication, the accelerated maturity of the entire debt shall occur by operation of law, in addition to any other events set forth herein, in the following cases:

HELOISA DO L.A. PEQUENO Matr. JUCESP 1001 Tradutora Pub. e Intérprete Coml.

a) in the event of any of such causes described in section 333 and 1.425 of the Brazilian Civil Code;

b) in the event of evinced misrepresentation of any statement contained herein, including, but not limited to, such statements as contained in clause 5 hereof;

c) in the event of legitimate protest of bonds against BORROWER or any of its joint guarantors, in an amount equal to or greater than BRL 100,000 (one hundred thousand REAIS) alone or as a whole, not elided by BORROWER within 30 (thirty) calendar days, exception being made to any cases that are the subject matter of good-faith discussions in court and the effects of which are suspended by operation of court decision; in the event of court-supervised reorganization or out-of-court reorganization involving BORROWER;

d) in the event that BORROWER fails to meet any contractual obligation hereunder, when such failure has not been solved by BORROWER within 15 (fifteen) calendar days as of the date the specific notice to be sent by LENDER is received;

e) in the event that BORROWER fails to meet any obligations undertaken by it in financial agreements, whether or not with third parties, likely to impact any actual or potential business deals between LENDER and BORROWER;

f) merger, incorporation, spin-off, change of control and/or any corporate reorganization entailing change of control, or otherwise in the event of evinced sale of PP&E by BORROWER without the prior written consent of LENDER;

g) in the event of assignment of rights and obligations undertaken herein, without the prior written consent of LENDER.

4.2. In case of failure to make payment on the Maturity Date of any amount payable as a result of this Agreement, or in case of default as to any obligation undertaken by BORROWER, the loan granted herein shall be immediately terminated, with the total outstanding debt becoming due and payable, added by delay interest, without prejudice to any other penalties provided for herein. Under these circumstances, LENDER shall be entitled to immediately enforce any and all guarantees rendered.

5. CODE OF CONDUCT, ANTICORRUPTION PRACTICES AND OTHER STATEMENTS

5.1. BORROWER hereby states to be aware of and committed to complying with and causing its employees to comply with the Code of Conduct and Ethics issued by Via Varejo, where applicable, and fully abide by the Anticorruption Practices issued by Via Varejo, both of them available at http://ri.viavarejo.com.br.

5.2. BORROWER hereby states that neither it nor any of its members, officers or employees is an entity liaised with LENDER or any companies of the Group (as dined in clause 5.4 hereof), pursuant to Resolution # 642/2010 issued by CVM (Portuguese acronym for 'Securities Commission'); therefore, BORROWER hereby reiterates that its members, officers and employees, including their relatives up to the third degree of kinship: (i) are not members of any company of the Group, with interest ownership higher than 5% (five percent); (ii) dot not hold office likely to influence this agreement, in any company of the Group; (iii) do not bear

HELOISA DO L. A. PEQUENO Matr. JUCESP 1001 Tradutora Pub. e Intérprete Coml.

Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

any economic dependence or subordination relationship whatsoever with any company of the Group; (iv) are not aware of any situation, condition or event with any officer or member – having an interest ownership higher than 5% (five percent) – of any company of the Group, which would enable them obtaining business advantages in any actual or potential transaction or business deal with any company of the Group.

5.3. For the purposes of the former clauses, 'Group' means all the companies that belong to the same conglomerate as VIA VAREJO, including the very LENDER, and companies:

(i) Cnova Comércio Eletrônico S.A. – Taxpayer ID # 07.170.938/0001-07
(ii) VVLog Logística Ltda. – Taxpayer ID # 04.221.023/0001-87
(iii) Indústria de Móveis Bartira Ltda. – Taxpayer ID # 59.105.825/0001-13

5.4. BORROWER hereby represents and assures to LENDER that:

a) it operates in full compliance with the applicable laws in force and has all such licenses, approvals, permissions and authorizations as required thereto;
b) it takes the necessary actions to preserve the environment, operates on a sustainable basis, and abides by all the environmental regulations at federal, state and local levels;
c) it abides by the Statute of Children & Teenagers (Statute # 8.069/90) strictly, as well as any other applicable rules and regulations in force; it does not hire child labor, or underage employees or teen apprentices in workplaces that may be harmful to their formation, or to their physical, moral and social development, or in sites or services that are unsafe or unsound, or in shifts that jeopardize attending school, or in night shifts (10:00 pm to 05:00 am); it does not have commercial or any other agreements with companies that hire child labor or underage employees without following the law;
d) it does not and will not exploit any mode of downgrading or slavery-like work; it complies with the Declaration of Human Rights, as well as Conventions # 29 and # 105 issued by the International Labor Organization - ILO, the ILO Declaration on Fundamental Principles and Rights at Work, and the American Convention on Human Rights;
e) it does not use discriminatory practices or limiting the access to or the maintenance of an employment relationship, based on sex, origin, race, color, physical condition, religion, marital status, family status or any other condition;
f) its work environment does not endanger the physical integrity or health of employees, constantly taking actions to reduce accidents and to improve the working conditions of their employees; in the workplace, employees have access to safe drinking water, adequate clean toilets, adequate ventilation, emergency exits, proper lighting, and safe conditions; and
g) it does not contract with third parties that do not perform their activities in accordance with the abovementioned precepts.

5.5. BORROWER commits itself and its affiliates, owners, shareholders, employees and possible subcontractors to comply with the Anticorruption Act (Statute # 12.846/13) and related regulations, and must (i) adhere to the best integrity practices and internal controls,

HELOISA DO L.A. PEQUENO Matr. JUCESP 1001 Tradutora Pub. e Intérprete Coml.

with a view to prevent acts of corruption, fraud, bribery and money laundering; (ii) avoid perpetrating acts of corruption and acting in any way that harms the government, for the interest or benefit of LENDER, whether or not exclusively; in particular, it shall not give, offer or promise, directly or indirectly, anything valuable or any advantage to any government official, or any person related to them, with a view to obtaining undue advantage, influencing action or decision, or biasing any business deals illegally; and (iii) should it become aware of any act or fact likely to breach such rules, to notify LENDER immediately, at ouvidoria@viavarejo.com.br and compliance@viavarejo.com.br. LENDER will take action as it shall think fit.

5.6. BORROWER is aware that, in case LENDER finds that any of the representations and guarantees contained above is breached, LENDER may deem this Agreement early terminated, according to clause 4 hereof, at no penalties whatsoever, and will as well be entitled to be reimbursed, if such breach causes it any loss whatsoever.

6. GENERAL TERMS AND CONDITIONS

6.1. This Agreement may not be transferred or assigned by the Parties, in full or in part, without the prior and express consent of each other, except for LENDER, who may assign it to fellow companies or to companies belonging to the same conglomerate.

6.2. This Agreement shall remain in full force and effect in the event LENDER and/or any of its fellow, controlled or controlling companies, direct or indirect, undergo any change of shareholding control or any merger, incorporation, spin-off, transformation or other mode of corporate reorganization.

6.3. The Parties hereby state and represent that this Agreement is being executed at their free will, that they had the chance to discuss the provisions hereof, and that they undertake to keep during the performance of this Agreement the same good-faith spirit as used for the execution hereof.

6.4. This Agreement does not stand for exclusivity of one Party in relation to the other, and either Party may execute agreements covering the same purpose as the one addressed herein.

6.5. The Parties and their respective legal representatives state and represent they are duly authorized to execute and perform this Agreement, in accordance with their respective articles of incorporation.

6.6. This agreement shall be binding upon the Parties and their successors for any reason.

6.7. Any modification of this Agreement shall be valid only upon a written instrument of amendment duly executed by the Parties.

HELOISA DO L. A. PEQUENO Matr. JUCESP 1001 Tradutora Pub. e Intérprete Com.

6.8. BORROWER hereby expressly accepts that it may not – itself or its officers, employees or agents – execute any documents or undertake any obligations in the name of LENDER.

6.9. Neither BORROWER nor its agents, employees or possible subcontractors may use the corporate name or distinctive names, marks, signs or colors, or any other means of identification of LENDER or its fellow, controlled or controlling companies, except upon express written consent.

6.10. The titles of the clauses hereof are for convenience purposes only and do not affect the construal or fulfillment of the Agreement.

6.11. This Agreement shall prevail over former covenants and understandings, oral or in writing, so that any covenant or understanding formerly existing between the Parties on the subject matter hereof or with a subject matter somehow conflicting with the one hereunder is hereby lawfully terminated.

6.12. If any provision hereof is held invalid or unenforceable, the validity and enforceability of the other provisions hereof will not be endangered.

6.13. The Parties hereby expressly set forth that any failure by the Parties to exercise any rights or prerogatives they are entitled to under this Agreement, or any tolerance as to the delayed fulfillment of obligations, shall not mean novation and shall not affect such rights or prerogatives, which may be exercised at any time, and shall not change the terms and conditions agreed to herein.

6.14. Routine communications and notifications between the Parties in view of this Agreement may be emailed; therefore, the Parties' contact details shall be kept updated.

6.15. The Parties hereby elect the courts in the Judicature of São Caetano do Sul, State of São Paulo, to settle any disputes arising out of or in connection with this agreement, with exclusion of any other court, however privileged it may be.

IN WITNESS WHEREOF, the Parties have signed this Agreement in 2 (two) counterparts of equal content and form, before the witnesses identified hereinbelow.

São Caetano do Sul, October 31, 2019.

(Next: execution page)

HELOISA DO L. A. PEQUENO
Matr. JUCESP
1001
Tradutora Pub. e Intérprete Coml.

HELOISA DO LAGO ALVES PEQUENO
TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Idioma: Inglês
Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

Execution Page 1/1 to the Loan Agreement signed between Via Varejo S/A and Airfox Serviços e Intermediações Ltda. on October 31, 2019.

VIA VAREJO S/A

Name: Roberto Fulcherberguer
Title: CEO

Name: Orivaldo Padilha
Title: CFO

AIRFOX SERVIÇOS E INTERMEDIAÇÕES LTDA.

Name: Douglas Lopes
Title: CFO

Name: Gustavo Ribeiro
Title: President

Witnesses:

Name: Alex Barreto
Taxpayer ID: 221.010.588-98

Name: -.-.-.-.-.
Taxpayer ID: -.-.-.-.

CC 2486/2019

Seal of the 19th Registry Office notarizing the signatures of Douglas C. Lopes, and Gustavo A. Ferreira Ribeiro, on November 1, 2019, signed by Luiz Otávio Marcondes Corrêa, Authorized Clerk.

FURTHER NAUGHT, I CERTIFY THE FOREGOING TRANSLATION IS A TRUE RENDERING INTO ENGLISH OF THE ORIGINAL DOCUMENT.
SAO PAULO, DECEMBER 12, 2019
FEES: R$ 1.293,60
RECEIPT 2737/55

HELOISA DO L. A. PEQUENO
Matr. JUCESP 1001
Tradutora Pub. e Intérprete Coml.